UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): February 5, 2008

PIKE ELECTRIC CORPORATION (Exact name of registrant as specified in its charter)

Delaware	1-32582	20-3112047
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Pike Way Mount Airy, NC 27030 (Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (336) 789-2171
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 5, 2008, Pike Electric Corporation (“Pike Electric”) issued a press release announcing its financial results for its second fiscal quarter ended December 31, 2007. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Pike Electric Corporation issued on February 5, 2008.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of such Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIKE ELECTRIC CORPORATION

Date: February 5, 2008	By:	/s/ Anthony Slater
Name: Anthony Slater
Title: Chief Financial Officer

Exhibit Index

Exhibit No.

Exhibit 99.1	Press Release of Pike Electric Corporation, dated February 5, 2008, reporting Pike Electric Corporation’s financial results for the second fiscal quarter ended December 31, 2007.